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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements No. 33-76506 and No. 33-76508 of Western Atlas Inc. on Form S-8 of our report dated February 13, 1997, appearing in this Annual Report on Form 10-K of Western Atlas Inc. for the year ended December 31, 1996.

DELOITTE & TOUCHE LLP

Los Angeles, California

March 24, 1997

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